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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: MARCH 10, 2004

                              CENTURY BANCORP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          MASSACHUSETTS                    ______             04-2498617

 (STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)   (IRS EMPLOYER
          INCORPORATION)                   0-15752          IDENTIFICATION NO.)

           400 MYSTIC AVENUE
              MEDFORD, MA                                 02155
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

                                 (781) 391-4000
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

The following information is furnished pursuant to this Item 5.

On March 10, 2004, Century Bank and Trust Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that its Board of Directors elected Barry R. Sloane, 49, Executive Vice President and Co-Chief Operating Officer.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Not Applicable
(b) Not Applicable
(c)      Exhibits

99.1     Century Bank and Trust Company press release dated March 10, 2004.



                                   SIGNATURES

         Pursuant to the requirement of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CENTURY BANCORP, INC.

                                                   /s/ Paul V. Cusick, Jr.
                                                   -----------------------
                                                   Paul V. Cusick, Jr.
                                                   Vice President and Treasurer

Dated:   March 10, 2004




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